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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in Registration Statement Nos. 33-60310, 33-90452, 33-94594, 333-10811 and 333-74269 each on Form S-8 and
Registration Statement No. 333-53490 on Form S-3, of The Gymboree Corporation and subsidiaries of our report dated April 16, 2001, appearing in this Annual Report on Form 10-K/A, Amendment No. 2 of The Gymboree Corporation and subsidiaries for the fiscal year ended February 3, 2001.


/s/ Deloitte & Touche LLP

San Francisco, California
September 21, 2001